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                                                                     EXHIBIT 4.3

                    [FACE OF CERTIFICATE OF STOCK SPECIMEN]


COMMON STOCK                                                        COMMON STOCK

                            UNIT INSTRUMENTS, INC.

NUMBER                                                                    SHARES
UII-

INCORPORATED UNDER THE LAWS                                    CUSIP 90921C 10 0
OF THE SATE OF CALIFORNIA                    SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE FIFTEEN CENTS ($.15) PER SHARE, OF

                            UNIT INSTRUMENTS, INC.

transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/  ?????^^                              /s/  Michael J. Doyle
- -------------------------------           -------------------------------------
                      SECRETARY                                       PRESIDENT

                             CERTIFICATE OF STOCK

                                   SPECIMEN

                       [SEAL OF UNIT INSTRUMENTS, INC.]


Countersigned and Registered:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY
         (Jersey City, New Jersey)


                             Transfer Agent
                              and Registrar

By
  -----------------------------------------
                         Authorized Officer


- --------------------------------------------------------------------------------

                                    [BACK]

                            UNIT INSTRUMENTS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDERS WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.
- --------------------------------------------------------------------------------
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM            - as tenants in common

      TEN ENT            - as tenants by the entireties

      JT TEN             - as joint tenants with right of survivorship and not
                           as tenants in common

      UNIF GIFT MIN ACT  - ________________ Custodian  _________________
                                (Cust)                      (Minor)

                           under Uniform Gifts to Minors

                           Act _________________________________________
                                                 (State)

    Additional abbreviations may also be used though not in the above list.


     For Value received, ________________________________ hereby sell, assign and transfer unto

                         [                           ]
________________________________________________________________________________
                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares


of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

__________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, _______________________         X________________________________________

                                       X________________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE, IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT, OR
                                        ANY CHANGE WHATEVER.